                                                                   Exhibit 99.2

                                   ZILOG, INC.

                             NON-CASH ELECTION FORM

         This Non-Cash Election Form is to accompany the certificates representing shares of common stock, par value $0.01 per share (the "Common Stock"), of Zilog, Inc., a Delaware corporation ("Zilog"), if such certificates are submitted pursuant to an election (a "Non-Cash Election") to retain shares of Common Stock (the "Non-Cash Election Shares") in connection with the proposed merger (the "Merger") of TPG Zeus Acquisition Corporation ("Merger Sub") with and into Zilog pursuant to the Agreement and Plan of Merger, dated as of July 20, 1997, by and between TPG Partners II, L.P. ("TPG") and Zilog, as amended by Amendments Number One and Number Two to the Agreement and Plan of Merger, dated as of November 18, 1997 and December 10, 1997, respectively, by and among TPG, Merger Sub and Zilog, and as the same may be amended from time to time (the "Merger Agreement").


         For this Non-Cash Election Form to be effective, holders of Common Stock must properly complete this Form and return it with all certificates representing shares of Common Stock held by such holder, duly endorsed in blank or otherwise in a form acceptable for transfer on the books of Zilog (or by appropriate guarantee of delivery as set forth herein), to the Exchange Agent at one of the addresses listed below, and not revoke the Non-Cash Election, by 5:00 p.m., New York City time, on January 23, 1998 (the "Election Date"). The determinations of Zilog and/or the Exchange Agent as to whether or not a Non-Cash Election has been properly made or revoked, and when such election or revocations were received, will be binding.


         Holders of Common Stock who do not wish to make a Non-Cash Election (any such holder, a "Non-Electing Holder") should not submit this Form. Each share of Common Stock owned by any such Non-Electing Holder, subject to proration as described in the Proxy Statement/Prospectus (as defined herein), will automatically be converted into the right to receive $20.00 in cash from Zilog following the Merger.

         By delivering certificate(s) representing shares of Common Stock with this Non-Cash Election Form, the registered holder of such certificate(s) releases Zilog, Merger Sub and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such Common Stock or the exchange of such Common Stock pursuant to the Merger Agreement.


         After carefully reviewing all of the Instructions set forth in this Non-Cash Election Form, you should complete and return all of the required documents to BankBoston, N.A. (the "Exchange Agent") in the accompanying envelope at one of the addresses below. PLEASE RETURN THIS ENTIRE NON-CASH ELECTION FORM ONLY TO THE EXCHANGE AGENT.

                             The Exchange Agent is:
                                BANKBOSTON, N.A.


                  Exchange Agent Address & Mailing Instructions



     By Mail via the Enclosed Envelope:        By Overnight Courier or Express Mail:                      By Hand:
              BankBoston, N.A.                            BankBoston, N.A.               Securities Transfer and Reporting Services
    Corporate Agency and Reorganization         Corporate Agency and Reorganization                        STARS
            Post Office Box 8029                            Code: Zilog                                 55 Broadway
           Boston, Massachusetts                         150 Royall Street                               3rd Floor
                 02266-8029                            Canton, Massachusetts                         New York, New York
                                                               02021                                       10006



         THIS NON-CASH ELECTION FORM TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS SHOULD BE RETURNED TO THE EXCHANGE AGENT IN THE ACCOMPANYING ENVELOPE. DELIVERY OF THIS NON-CASH ELECTION FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS NON-CASH ELECTION FORM WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 (OR SUBSTITUTE FORM W-8, IF APPLICABLE) PROVIDED BELOW.


         THE METHOD OF DELIVERY IS AT THE OPTION AND RISK OF THE HOLDER OF COMMON STOCK, BUT IF SENT BY MAIL, IT IS STRONGLY SUGGESTED THAT MAILING BE BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.


         For information regarding, or additional copies of, this Non-Cash Election Form or the Proxy Statement/Prospectus, please contact Corporate Investor Communications, Inc. (the "Information Agent") as follows:


                     Corporate Investor Communications, Inc.
                                111 Commerce Road
                            Carlstadt, NJ 07072-2586
                                 (888) 881-0529


        PLEASE READ CAREFULLY ALL OF THE ACCOMPANYING INSTRUCTIONS WHICH FORM PART OF THE TERMS AND CONDITIONS OF THIS NON-CASH ELECTION FORM

--------------------------------------------------------------------------------
You may submit this Non-Cash Election Form, completed in accordance with the Instructions, through January 23, 1998. A failure to submit this Form and certificates representing shares of Common Stock duly endorsed and in proper form by 5:00 p.m., New York City time, on January 23, 1998 may result in an ineffective Non-Cash Election.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BOX A
                            DESCRIPTION OF SHARES OF COMMON STOCK ENCLOSED AND NON-CASH ELECTION
                                           (ATTACH ADDITIONAL SHEETS IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL NUMBER OF SHARES      NUMBER OF SHARES OF
        NAME AND ADDRESS OF REGISTERED HOLDER(S)*              CERTIFICATE             OF COMMON STOCK       COMMON STOCK SUBMITTED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON      NUMBER(S)            REPRESENTED BY SUCH         FOR A NON-CASH
             THE COMMON STOCK CERTIFICATE(S))                                          CERTIFICATE(S)              ELECTION**
------------------------------------------------------------------------------------------------------------------------------------

                                                            -----------------   --------------------------   -----------------------

                                                            -----------------   --------------------------   -----------------------

                                                            -----------------   --------------------------   -----------------------

                                                            -----------------   --------------------------   -----------------------


                                                            -----------------   --------------------------
                                                                 TOTAL NUMBER OF SHARES SUBMITTED:
------------------------------------------------------------------------------------------------------------------------------------

* Only certificates registered in a single form may be deposited with this Non-Cash Election Form. If certificates are registered in different forms (for example, John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Non-Cash Election Forms as there are different registrations of certificates.

** Unless otherwise indicated, it will be assumed that all shares of Common Stock submitted herewith are to be treated as having made a Non-Cash Election.


[ ] If any of the certificate(s) you own have been lost, stolen or destroyed, check this box and see Instruction D(6). Please fill out the remainder of this Non-Cash Election Form and indicate here the number of shares of Common Stock represented by lost, stolen or destroyed certificate(s): --------- (number of shares). In order to make an effective Non-Cash Election with respect to such certificate(s), the holder of Common Stock will be required to complete certain additional documentation and pay for an indemnity bond covering the lost, stolen or destroyed certificate(s). This process can take a minimum of 10 days.



--------------------------------------------------------------------------------
BOX B
                      CITIZENSHIP OF HOLDER OF COMMON STOCK
                             (SEE INSTRUCTION D(13))
--------------------------------------------------------------------------------
The undersigned hereby represents that the shares of Common Stock surrendered herewith are owned by:


[ ]  a U.S. Person; or   [ ] a Foreign Person.
--------------------------------------------------------------------------------

         In connection with the Merger, the undersigned hereby submits the certificate(s) representing shares of Common Stock listed above for a Non-Cash Election and elects, subject to the conditions and terms set forth below, to have all or a portion of the shares of Common Stock represented by such certificates converted into Non-Cash Election Shares.


         The following election is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, dated December 12, 1997, relating to the Merger (including all annexes thereto, the "Proxy Statement/Prospectus"), receipt of which is acknowledged by the undersigned,
(ii) the terms of the Merger Agreement, a conformed copy of which appears as Annex A to the Proxy Statement/Prospectus, and (iii) the accompanying Instructions. Zilog's acceptance of shares of Common Stock delivered pursuant to this Non-Cash Election Form will constitute a binding agreement between the undersigned and Zilog upon the terms and subject to the conditions of (i), (ii) and (iii) of this paragraph.


         The undersigned authorizes and instructs BankBoston, N.A., as Exchange Agent, to deliver such certificate(s) representing shares of Common Stock to Zilog and to receive on behalf of the undersigned, in exchange for such certificate(s), any certificate representing Non-Cash Election Shares issuable, and/or, as a result of proration, any check or payments for fractional shares, if any, payable, pursuant to the Merger Agreement. If certificate(s) representing shares of Common Stock are not delivered herewith, there is furnished below a Guarantee of Delivery of such certificate(s) representing shares of Common Stock from an Eligible Institution (as defined herein).


         Unless otherwise indicated in BOX D entitled "Special Payment Instructions," the Exchange Agent will (i) issue any certificates representing Non-Cash Election Shares issuable, and/or any check or payments for fractional shares, if any, payable, pursuant to the Merger Agreement as a result of proration or payments for fractional shares in the name of the registered holder(s) of such Common Stock and (ii) mail any certificate representing Non-Cash Election Shares and/or any check to the registered holder(s) of the Common Stock at the address that appears in BOX A.


         THE UNDERSIGNED ACKNOWLEDGES AND UNDERSTANDS THAT, BY COMPLETING THIS NON-CASH ELECTION FORM AND RETURNING SUCH FORM TOGETHER WITH A STOCK CERTIFICATE OR STOCK CERTIFICATES REPRESENTING SHARES OF COMMON STOCK, PURSUANT TO THE TERMS OF THE MERGER AGREEMENT, THE HOLDER OF SUCH SHARES OF COMMON STOCK WILL BE DEEMED TO HAVE SIGNED AND BECOME A PARTY TO THE STOCKHOLDERS AGREEMENT ATTACHED AS ANNEX C TO THE PROXY STATEMENT/PROSPECTUS AND INCORPORATED IN ITS ENTIRETY HEREIN BY REFERENCE TO BE ENTERED INTO BY ZILOG, TPG AND ALL OTHER STOCKHOLDERS MAKING A NON-CASH ELECTION (THE "STOCKHOLDERS AGREEMENT") AS OF THE EFFECTIVE TIME OF THE MERGER (THE "EFFECTIVE TIME") AND SHALL BE ENTITLED TO ALL OF THE RIGHTS AND SUBJECT TO ALL OF THE OBLIGATIONS AND OTHERWISE SHALL BE BOUND BY ALL OF THE PROVISIONS THEREOF, IN EACH CASE APPLICABLE TO SUCH HOLDER.

--------------------------------------------------------------------------------
                                   IMPORTANT!
   ALL STOCKHOLDERS SUBMITTING THIS NON-CASH ELECTION FORM MUST SIGN IN BOX C
      HOLDERS OF COMMON STOCK WHO DO NOT WISH TO MAKE A NON-CASH ELECTION
                          SHOULD NOT SUBMIT THIS FORM.
--------------------------------------------------------------------------------
         The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Non-Cash Election Form and to surrender the Common Stock certificate(s) surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned, upon request, shall execute and deliver any and all additional documents, including, but not limited to, the final form of the Stockholders Agreement, deemed by the Exchange Agent, Zilog or Merger Sub to be necessary or desirable to complete the transfer, cancellation and retirement of the shares of Common Stock delivered herewith.

-------------------------------------------------------------------   --------------------------------------------------------------
BOX C
                                                                                             SIGNATURE GUARANTEE
                                                                                         (COMPLETE ONLY IF REQUIRED--
              STOCKHOLDERS MAKING A NON-CASH ELECTION                                  SEE INSTRUCTIONS D(4) AND D(8))
                          MUST SIGN HERE:
                      (SEE INSTRUCTIONS D(3))                           (Note:  A notarization by a notary public is not acceptable)



  ---------------------------------------------------------------                            FOR USE BY ELIGIBLE
                                                                                              INSTITUTIONS ONLY
                                                                                        PLACE MEDALLION GUARANTEE IN
  ---------------------------------------------------------------                                SPACE BELOW
                    (Signature(s) of holder(s))
Name(s):


  ---------------------------------------------------------------


  ---------------------------------------------------------------
                          (Please Print)


  ---------------------------------------------------------------
                 (Area Code and Telephone Number)

Dated:
      -----------------------------------------------------------


         Must be signed by registered holder(s) exactly as
name(s) appear(s) on stock certificate(s) or by person(s)
authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney or guardian or other acting in fiduciary capacity, set forth full title.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BOX D                                                                 BOX E
                 SPECIAL PAYMENT INSTRUCTIONS                                        SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS D(4) AND D(8))                                    (SEE INSTRUCTIONS D(4) AND D(10))


         To be completed ONLY if the certificate                                  To be completed ONLY if the certificate
representing the Non-Cash Election Shares is to be                       representing the Non-Cash Election Shares is to be
registered in the name of, or the check is to be made                    registered in the name of, or the check is to be made
payable to, someone other than the registered holder(s) of               payable to, the registered holder(s) of shares of Common
shares of Common Stock.                                                  Stock, but is to be sent to someone other than the
                                                                         registered holders(s) or to an address other than the
                                                                         address of the registered holder(s) set forth above.




Name
      -----------------------------------------------------------
                        (Please Print)

                                                                         Mail certificate and/or check to:

Address                                                                  Name
      -----------------------------------------------------------            -----------------------------------------------------
                                                                                                 (Please Print)

-----------------------------------------------------------------
(City)                      (State)                 (Zip Code)                   Address
                                                                                        --------------------------------------------

-----------------------------------------------------------------             ------------------------------------------------------
      (SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUMBER)                        (City)              (State)             (Zip Code)
                (SEE SUBSTITUTE FORM W-9 BELOW)
-----------------------------------------------------------------             ------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BOX F
                                                     GUARANTEE OF DELIVERY
                                (TO BE USED ONLY IF CERTIFICATE(S) ARE NOT SURRENDERED HEREWITH)
                                                    (SEE INSTRUCTION D(1))

The signatory is:
      -  a member of a national securities exchange,                   -------------------------------------------------------------
      -  a member of the National Association of Securities                                   (Firm--Please Print)
         Dealers, Inc., or
      -  a commercial bank or trust company in the United,             -------------------------------------------------------------
         States;                                                                            (Authorized Signature)

and guarantees to deliver to the Exchange Agent the
certificate(s) representing shares of Common Stock to                  -------------------------------------------------------------
which this Non-Cash Election Form relates, duly endorsed
in blank or otherwise in a form acceptable for transfer on             -------------------------------------------------------------
the books of Zilog, no later than 5:00 p.m. New York City
time on the third New York Stock Exchange trading day                  -------------------------------------------------------------
after the date of execution of this Guarantee of Delivery.                               (Address, Including Zip Code)

                                                                       -------------------------------------------------------------
                                                                                       (Area Code and Telephone Number)

                                                                       -------------------------------------------------------------
                                                                                                (Contact Name)
------------------------------------------------------------------------------------------------------------------------------------

                  IMPORTANT TAX INFORMATION

      In order to ensure compliance with federal income tax requirements, each holder of Common Stock is requested to provide the Exchange Agent with his or her correct Taxpayer Identification Number (Social Security Number or Employer Identification Number) and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below, or, in the case of Foreign Persons (as defined herein), the Substitute Form W-8 below. (See Instructions D(13), D(14) and D(15), the accompanying Instructions for Certification of Taxpayer Identification Number on Substitute Form W-9 and, in the case of Foreign Persons, the accompanying Instructions for Certificate of Foreign Holders Who Are Individuals on Substitute Form W-8.)

                   PAYER: BANKBOSTON, N.A.

------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                     PART I:  Please provide your Taxpayer
FORM W-9                                       Identification Number in the area at the                -----------/------/----------
DEPARTMENT OF THE TREASURY,                    right and certify by signing and dating                     Social Security Number
INTERNAL REVENUE SERVICE                       below.  (If your are awaiting your                                    OR

                                               Taxpayer Identification Number, leave                  --------/--------------------
                                               that area blank and check the box in                   Employer Identification Number
                                               Part III.)
                                            ----------------------------------------------------------------------------------------
                                               PART II:  For payees exempt from backup withholding, see the enclosed Instructions and complete as instructed therein.
                                            ----------------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER                   PART III:  Awaiting Taxpayer Identification Number [ ]
IDENTIFICATION NUMBER
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CERTIFICATION.  Under penalty of perjury, I certify that:


(1) The number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number), and


(2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding, as a result of a failure to report all interests or dividends, or the IRS has notified me that I am no longer subject to backup withholding.


CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Instructions.)

Signature                                  Date
          -------------------------------      -------------------------------
         IF YOU CHECKED THE BOX IN PART III OF THE SUBSTITUTE FORM W-9,
               YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:


         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER


      I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me pursuant to this Merger shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

Signature                                  Date
          -------------------------------      -------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                Under penalties of perjury, I certify that:
FORM W-8
DEPARTMENT OF THE TREASURY,
INTERNAL REVENUE SERVICE                  [ ]     For INTEREST PAYMENTS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate or trust);
CERTIFICATE OF FOREIGN
HOLDERS WHO ARE INDIVIDUALS
                                          [ ]     For DIVIDENDS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate or trust); AND


                                          [ ]     For BROKER TRANSACTIONS or BARTER EXCHANGES, I am an exempt foreign person.

                              ----------------------------------------------------------------------------------------------

Signature                                                                                Date
         ------------------------------------                                                 ------------------------------
Print Name
          -----------------------------------
----------------------------------------------------------------------------------------------------------------------------

         NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9, OR, IF A FOREIGN PERSON, THE SUBSTITUTE FORM W-8, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED INSTRUCTIONS FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, OR, IF A FOREIGN PERSON, THE ENCLOSED INSTRUCTIONS FOR CERTIFICATE OF FOREIGN HOLDERS WHO ARE INDIVIDUALS ON SUBSTITUTE FORM W-8. (SEE INSTRUCTIONS D(13), D(14) AND D(15).)

                     INSTRUCTIONS TO NON-CASH ELECTION FORM
   (FORMING A PART OF THE TERMS AND CONDITIONS OF THIS NON-CASH ELECTION FORM)


A.    Special Conditions.


      1. Time in Which to Elect. To be effective, a Non-Cash Election pursuant to the terms and conditions set forth herein on this Non-Cash Election Form, accompanied by the above-described certificates representing shares of Common Stock or a proper Guarantee of Delivery thereof, must be received by the Exchange Agent, at the address set forth above, NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, JANUARY 23, 1998, THE ELECTION DATE. Holders of Common Stock whose stock certificates are not immediately available may also make an effective Non-Cash Election by completing this Non-Cash Election Form, having the Guarantee of Delivery box (BOX F) properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Zilog, no later than 5:00 p.m., New York City time, on the third New York Stock Exchange trading day after the date of execution of such Guarantee of Delivery). Each share of Common Stock outstanding at the Effective Time for which the Exchange Agent shall have not received an effective Non-Cash Election prior to the Election Date and for which the proration procedures as set forth in the Proxy Statement/Prospectus apply will be converted into the right to receive an amount equal to $20.00 in cash from Zilog following the Merger.

      HOLDERS OF COMMON STOCK WHO DO NOT DESIRE TO MAKE A NON-CASH ELECTION SHOULD NOT FORWARD THEIR COMMON STOCK CERTIFICATE(S) TO THE EXCHANGE AGENT WITH THIS NON-CASH ELECTION FORM. The Exchange Agent will send a Letter of Transmittal as soon as practicable after the Effective Time to each holder of Common Stock who declines to make a Non-Cash Election or who fails to make an effective Non-Cash Election. The Letter of Transmittal will contain instructions with respect to the surrender of Common Stock certificates in exchange for cash and, under certain circumstances, certificates representing Non-Cash Election Shares pursuant to the Merger Agreement. The Letter of Transmittal should be completed and should accompany the Common Stock certificates to be surrendered and any other required documentation when returned to the Exchange Agent.


      A holder of Common Stock who fails to (a) complete properly and to return this Non-Cash Election Form to the Exchange Agent by the Election Date, (b) deliver herewith such holder's certificate(s) or a Guarantee of Delivery, and
(c) deliver herewith any other required documents, will cause each of such holder's shares of Common Stock to be treated as not having made a Non-Cash Election.


      2. Revocation of Non-Cash Election. Any Non-Cash Election may be revoked by the person who submitted this Non-Cash Election Form to the Exchange Agent and the certificate(s) representing shares of Common Stock withdrawn by written notice duly executed and received by the Exchange Agent prior to the Election Date. Such notice must specify (a) the person or entity in whose name the shares of Common Stock to be withdrawn had been deposited, (b) the number of shares to be withdrawn, (c) the name of the registered holder thereof, and (d) the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If a Non- Cash Election is revoked, and the certificate(s) representing shares of Common Stock withdrawn, the Exchange Agent will promptly return the Common Stock certificate(s) submitted to the person who submitted such stock certificate(s).


      3. Termination of Right to Elect. If, for any reason, the Merger is not consummated or is abandoned, all Non-Cash Election Forms will be void and will have no further effect. The Exchange Agent will promptly return the Common Stock certificate(s) submitted to the person who submitted such stock certificate(s).


B.    Election and Proration Procedures.


      A description of the election and proration procedures is set forth in the Proxy Statement/Prospectus in "The Merger--Non-Cash Election" and "The Merger--Non-Cash Election Procedure." A full statement of the election and proration procedures is contained in the Merger Agreement, and all stockholders are subject to the conditions set forth therein and to compliance with such procedures. In connection with making any Non-Cash Election, a holder of Common Stock should read carefully, among other matters, the aforesaid description and statement and the information contained in the Proxy Statement/Prospectus under "The Merger--Federal Income Tax Consequences." See also "Risk Factors--Securities-Related Risk Factors--Federal Income Tax Consequences" in the Proxy Statement/Prospectus for a discussion of the possibility that the receipt of cash as a result of proration by a holder who has made a Non-Cash Election may be treated as a dividend as opposed to a capital gain.


      As a result of the proration procedures, holders of Common Stock may receive Non-Cash Election Shares or cash in amounts which vary from the amounts such holders elect to receive. If proration occurs, such holders will not be able to change the number of Non-Cash Election Shares or the amount of cash allocated to them pursuant to such procedures.


      BY COMPLETING THIS NON-CASH ELECTION FORM AND RETURNING SUCH FORM TOGETHER WITH A STOCK CERTIFICATE OR STOCK CERTIFICATES REPRESENTING SHARES OF COMMON STOCK, PURSUANT TO THE MERGER AGREEMENT, THE HOLDER OF SUCH SHARES OF COMMON STOCK WILL BE DEEMED TO HAVE SIGNED AND BECOME A PARTY TO THE STOCKHOLDERS AGREEMENT AS OF THE EFFECTIVE TIME AND SHALL BE ENTITLED TO ALL OF THE RIGHTS AND SUBJECT TO ALL OF THE OBLIGATIONS AND OTHERWISE SHALL BE BOUND BY ALL OF THE PROVISIONS THEREOF, IN EACH CASE APPLICABLE TO SUCH HOLDER.


C.    Receipt of Non-Cash Election Shares or Cash Payments; Fractional Shares.


      A single certificate representing Non-Cash Election Shares and/or a single check for cash, if any, will be issued. As soon as practicable after the Effective Time and after the Election Date, the Exchange Agent will mail a certificate representing Non-Cash Election Shares and/or cash payments by check to the holders of Common Stock with respect to the aggregate number of shares of Common Stock included in any effective Non-Cash Election. Holders of Common Stock who declined to make a Non-Cash Election or who failed to make an effective Non-Cash Election, with respect to any or all of their shares, will receive the right to receive an amount equal to $20.00 in cash for each such share (without interest), subject to proration, as soon as practicable after the certificate(s) representing such share(s) have been submitted to the Exchange Agent.


      No fractional shares will be issued in connection with the Merger. Each holder of Common Stock who would otherwise have been entitled to receive a fraction of a Non-Cash Election Share (after taking into account all shares of Common Stock delivered by such holder) will receive, in lieu thereof, a cash payment (without interest) equal to such fraction multiplied by $20.00.


D.    General.


      1. Execution and Delivery. This Non-Cash Election Form must be properly completed, dated and signed in BOX C and must be delivered (together with a stock certificate or stock certificates representing shares of Common Stock as to which the Non-Cash

Election is made or with a duly signed Guarantee of Delivery of such certificate(s)) to the Exchange Agent at any of the addresses set forth above no later than the Election Date.


      THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDER OF COMMON STOCK, BUT IF SENT BY MAIL, IT IS STRONGLY SUGGESTED THAT MAILING BE BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. The delivery will be deemed made only when actually received by the Exchange Agent at any of its addresses set forth above prior to the Election Date. The risk of loss of such documents will pass only after the Exchange Agent has actually received them.


      2. Inadequate Space. If there is insufficient space on this Non-Cash Election Form to list all your Common Stock certificates being submitted to the Exchange Agent, please attach additional sheets.


      3. Signatures. The signature (or signatures, in the case of Common Stock certificates owned by two or more joint holders) on this Non-Cash Election Form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of Common Stock described on this Non-Cash Election Form have been assigned by the registered holder(s), in which event this Non-Cash Election Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificate(s).


      If any share of Common Stock delivered herewith is owned of record by two or more persons, ALL such persons must sign this Non-Cash Election Form. If any of the shares of Common Stock delivered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Non-Cash Election Forms as there are different registrations of such shares.


      If this Non-Cash Election Form is signed by a person or persons other than the registered owners of the Common Stock certificates listed, the Common Stock certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificate(s). (See Instruction D(4).)


      If this Non-Cash Election Form or any Common Stock certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Non-Cash Election Form.


      4. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Non-Cash Election Form must be guaranteed by a firm which is a bank (not a savings bank or a savings & loan association), broker, dealer, credit union, a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or trust company or other entity in the United States that is a member in good standing of the Securities Transfer Agent's Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Non-Cash Election Form if this Form is signed by the registered holder(s) of shares of Common Stock delivered with this Form, unless such holder(s) has completed either BOX D entitled "Special Payment Instructions" or BOX E entitled "Special Delivery Instructions." If a certificate representing Non-Cash Election Shares is to be registered in the name of, or a check, if any, is to be payable to the order of, a person other than the registered holder(s), then the Common Stock certificate(s) delivered with this Form must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), with the signature(s) on such certificate(s) or stock powers guaranteed as described above.


      5. Partial Non-Cash Elections. If fewer than all the shares of Common Stock represented by any certificate delivered to the Exchange Agent are to be submitted for a Non-Cash Election, fill in the number of shares which are to be submitted for a Non-Cash Election in the column of BOX A entitled "Number of Shares of Common Stock Submitted for a Non-Cash Election." In such case, each of the remaining shares of Common Stock represented on such certificates will be converted into the right to receive $20.00 in cash from Zilog following the Merger. UNLESS OTHERWISE INDICATED IN BOX A, IT WILL BE ASSUMED THAT ALL SHARES OF COMMON STOCK SUBMITTED HEREWITH ARE TO BE TREATED AS HAVING MADE A NON-CASH ELECTION.


      6. Lost, Stolen or Destroyed Certificates. If your Common Stock certificate(s) has been either lost, stolen or destroyed, please check the box in BOX A below your name and address, and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a certificate representing Non-Cash Election Shares and/or a check in accordance with the proration provisions of the Merger Agreement.


      In order to make an effective Non-Cash Election with respect to the lost, stolen or destroyed Common Stock certificate(s), you will be required to complete certain additional documentation and pay for an indemnity bond covering the lost certificate(s). The cost of this indemnity bond will be based on the value of the shares of Common Stock represented by the lost, stolen or destroyed certificate(s). IF YOU HAVE NOT COMPLETED THE NON-CASH ELECTION FORM, COMPLIED WITH THE PROCEDURES FOR REPLACING LOST, STOLEN OR DESTROYED CERTIFICATES AND PAID FOR THE INDEMNITY BOND PRIOR TO THE ELECTION DATE, YOU WILL BE DEEMED NOT TO HAVE MADE NON-CASH ELECTION WITH RESPECT TO SHARES OF COMMON STOCK REPRESENTED BY SUCH CERTIFICATES. PLEASE DIRECT ANY QUESTIONS REGARDING LOST, STOLEN OR DESTROYED CERTIFICATES TO THE EXCHANGE AGENT AT (617) 575-3120.

      7. New Certificates and Checks in Same Name. If a certificate representing Non-Cash Election Shares is to be registered in, or a check, if any, is to be made payable to the order of, exactly the same name(s) that appears on the Common Stock certificate(s) submitted with this Non-Cash Election Form, no endorsement of the certificate(s) or separate stock power(s) is required.

      8. New Certificates and Checks in Different Name. If a certificate representing Non-Cash Election Shares is to be registered in, or a check, if any, is made payable to the order of, a name(s) other than exactly the name(s) that appears on the Common Stock certificate(s) submitted for exchange with this Non-Cash Election Form, such exchange shall not be made by the Exchange Agent unless the certificate(s) submitted are endorsed, BOX D is completed and the signature is guaranteed in BOX C by an Eligible Institution. (See Instructions D(4) and D(9).)

      9. Stock Transfer Taxes. If a certificate representing Non-Cash Election Shares is to be registered in, or a check, if any, is to be made payable to the order of, other than exactly the name(s) that appears on the Common Stock certificate(s) submitted for exchange with this Non-Cash Election Form, no distribution of a certificate representing Non-Cash Election Shares and/or a check, if any, will be made unless satisfactory evidence is submitted of payment of any applicable stock transfer tax or of the applicability of an exemption therefrom.

      10. Special Delivery Instructions. If a certificate representing Non-Cash Election Shares is to be registered in the name of, or a check is to be made payable to the order of, exactly the same name(s) that appears on the Common Stock certificate(s) submitted with this Non-Cash Election Form, but is to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s), please indicate such person and/or address in BOX E. (See Instruction D(4).)


      11. Determination of Proper Election and Delivery of Common Stock Certificates. Zilog will have the discretion, which it may delegate in whole or in part to the Exchange Agent, to reasonably determine whether a Non-Cash Election Form has been properly completed, signed and submitted, modified or revoked, and to disregard immaterial defects, and to determine all questions as to validity, form and eligibility of any delivery of Common Stock certificates. Zilog and/or the Exchange Agent reserve the right to waive any irregularities or defects in the delivery of any Common Stock certificates; however, a delivery will not be deemed to have been made until all irregularities have been cured or waived. The decision of Zilog and/or the Exchange Agent in such matters shall be conclusive and binding. Neither Zilog nor the Exchange Agent will be under any obligation to notify any person of any defect in a Non-Cash Election Form submitted to the Exchange Agent, and neither Zilog nor the Exchange Agent shall incur any liability for failure to give any such notice. The Exchange Agent shall also make all computations contemplated by the Merger Agreement and all such computations shall be conclusive and binding on the holders of Common Stock. No alternative, conditional or contingent Non- Cash Elections will be accepted. If Zilog or the Exchange Agent shall reasonably determine that any purported Non-Cash Election was not properly made, such purported Non-Cash Election shall be deemed to be of no force and effect and the holder of Common Stock making such purported Non-Cash Election shall, for purposes hereof, be deemed to have not made a Non-Cash Election. TO BE EFFECTIVE, A PROPERLY COMPLETED NON-CASH ELECTION FORM MUST BE SUBMITTED TO, AND RECEIVED BY, THE EXCHANGE AGENT NO LATER THAN 5:00 P.M. NEW YORK CITY TIME, ON JANUARY 23, 1998, THE ELECTION DATE.


      12. Appraisal Rights. Holders of Common Stock who have demanded appraisal rights pursuant to Delaware General Corporation Law should not complete this Non-Cash Election Form. Zilog will regard any record holder of shares of Common Stock who has delivered a written demand for appraisal and who subsequently delivers a Non-Cash Election Form to the Exchange Agent as having withdrawn such demand for appraisal. For more information, see the discussion in the Proxy Statement/Prospectus set forth under "Stockholders' Appraisal Rights."


      13. Citizenship of Holder of Common Stock. The term "U.S. Person" means any person that is not a Foreign Person. The term "Foreign Person" means any person who is a foreign corporation, a nonresident alien individual, a nonresident fiduciary of a foreign estate or trust, or a foreign partnership, with respect to the United States, its territories and possessions, and all areas subject to its jurisdiction.


      14. Backup Federal Income Tax Withholding and Substitute Form W-9--U.S. Persons. Under the "backup withholding" provisions of federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any payments made to holders of Common Stock pursuant to the Merger. To prevent backup withholding, each holder of Common Stock should complete and sign the Substitute Form W-9 included in this Non-Cash Election Form and either: (a) provide the correct Taxpayer Identification Number ("TIN") and certify, under penalty of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder of Common Stock has not been notified by the Internal Revenue Service ("IRS") that the holder of Common Stock is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder of Common Stock that the holder is no longer subject to backup withholding or (b) provide an adequate basis for exemption. If the box in Part III of the Substitute Form W-9 is checked, the Exchange Agent shall retain 31% of cash payments made to a holder of Common Stock during the sixty (60) day period following the date of execution of the Substitute Form W-9. If the holder of Common Stock furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of execution of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. However, if the holder of Common Stock has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder of Common Stock is an individual, the TIN is the Social Security number of such individual. If the certificates representing shares of Common Stock are registered in more than one name or are not in the name of the actual owner, consult the Instructions for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder of Common Stock may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders of Common Stock (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder of Common Stock must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. This may be done by completing the Substitute Form W-8 included on this Non-Cash Election Form.


      For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), consult the Instructions for Certification of Taxpayer Identification Number on Substitute Form W-9.


      Failure to complete the Substitute Form W-9 will not, by itself, cause the shares of Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Merger. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.


      15. Backup Federal Income Tax Withholding and Substitute Form W-8--Foreign Persons. Withholding of U.S. tax at the rate of 31% from any distributions to a foreign owner may be required unless the Substitute Form W-8 is properly completed and signed. For further information concerning backup withholding and instructions for completing the Substitute Form W-8, consult the Instructions for Certificate of Foreign Holders Who Are Individuals on Substitute Form W-8.


      Additional copies of this Non-Cash Election Form may be obtained from the Information Agent by calling (888) 881-0529.

December 12, 1997